Exhibit 10.5

AMENDMENT No. 1 TO MASTER AGREEMENT

This Amendment No.1 to Master Agreement (“Amendment”) is made and entered into as of December 16, 2010 by and between Oxygen Biotherapeutics, Inc., including its directors, officers, employees and agents  (“OBI") and Dermacyte Switzerland, Ltd  including its directors, officers, employees and agents (“DSL”).

RECITALS

A.	OBI and DSL entered into a Master Agreement dated December 15, 2010 (the “Master Agreement”); and

B.	OBI and DSL wish to amend the terms of the Master Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1.	The first sentence in Section 6(a) is deleted and replaced with the following: “Company will receive the Product at a mutually agreed price.”

2.	Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Master Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, OBI and Institution have entered into this Amendment effective as of the date first set forth above.

Oxygen Biotherapeutics, Inc.,		Dermacyte Switzerland, Ltd.

By:	/s/	By:	/s/
Name:		Name:
Title :		Title:
Date:		Date: